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                          UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                FEBRUARY 23, 2000
                           ---------------------------

                           COMMERCIAL INTERTECH CORP.
             (Exact name of registrant as specified in its charter)


             OHIO                        1-10697               34-0159880
-------------------------------     -----------------      --------------------
(State or other jurisdiction of     Commission File          (I.R.S. Employer
 incorporation or organization)          number             Identification No.)

      775 LOGAN AVENUE, YOUNGSTOWN, OHIO                      44501-0239

     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (330) 746-8011
              -----------------------------------------------------
          (Former name or former address, if changed since last report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS

          On February 23, 2000, the Registrant announced its fiscal year 2000 first quarter results. A copy of the Press Release is attached as Exhibit 99.1, and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          99.1 Press Release dated February 23, 2000, regarding the Registrant's fiscal year 2000 first quarter results.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMERCIAL INTERTECH CORP.

Date February 29, 2000                  By  /s/ Steven J. Hewitt
     -----------------                      ------------------------
                                            Steven J. Hewitt
                                            Senior Vice President and
                                            Principal Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

99.1            Press Release of the Registrant, dated February 23, 2000.